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                                                     EXHIBIT 24.1

                 AMERICAN EXPRESS CENTURION BANK
                        POWER OF ATTORNEY

American Express Centurion Bank, a Utah corporation (the "Company"), and each of the undersigned officers and directors of the Company, hereby constitute and appoint Robert D. Kraus, Stephen
P. Norman, Gilbert E. Ahye and Mark Hales, jointly and severally, with full power of substitution and revocation, their true and lawful attorneys-in-fact and agents, for them and on their behalf and in their respective names, places and steads, in any and all capacities, to sign, execute and affix their respective seals thereto and file any of the documents referred to below relating to the American Express Master Trust: all filings and reports required under the Securities Exchange Act of 1934, including Current Reports on Forms 8-K and Annual Reports on Form 10-K, including any amendments thereto, on behalf of the Company, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as they might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     This Power of Attorney may be executed in counterparts.

     IN WITNESS WHEREOF, American Express Centurion Bank has caused this Power of Attorney to be executed in its name by its Chief
Executive Officer and attested by its Secretary, and the undersigned officers and directors have hereunto set their hand as of the 24th day of March 1997.

                         AMERICAN EXPRESS CENTURION BANK


                         By: /s/ Frank L. Skillern
                             -----------------------
                             Frank L. Skillern
                             Chief Executive Officer

ATTEST:

/s/ L. Craig Downs
-------------------------
L. Craig Downs
Secretary

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/s/ Frank L. Skillern
------------------------------------
Frank L. Skillern
Director and Chief Executive Officer


/s/ Gilbert E. Ahye
------------------------------------
Gilbert E. Ahye
Director


/s/ Phillip J. Riese
-----------------------------------
Phillip J. Riese
Director and Chairman of the Board


/s/ Ash Gupta
-------------------------
Ash Gupta
Director


/s/ John J.P. McDonnell
-------------------------
John J.P. McDonnell
Director


/s/ Vijay Parekh
-------------------------
Vijay Parekh
Director


/s/ David Poulsen
-------------------------
David Poulsen
Director and President



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                                                     EXHIBIT 24.2

      AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION II
                        POWER OF ATTORNEY

     American Express Receivables Financing Corporation II, a Delaware corporation (the "Company"), and each of the undersigned officers and directors of the Company, hereby constitute and appoint Jay B. Stevelman, John D. Koslow, Leslie R. Scharfstein and Stephen P. Norman, jointly and severally, with full power of substitution and revocation, their true and lawful attorneys-in-fact and agents, for them and on their behalf and in their respective names, places and steads, in any and all capacities, to sign, execute and affix their respective seals thereto and file any of the documents referred to below relating to the American Express Master Trust: all filings reports required under the Securities Exchange Act of 1934 including Current Reports on Forms 8-K and Annual Reports on Form 10-K, including any amendments thereto, on behalf of the Company, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as they might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     This Power of Attorney may be executed in counterparts.

     IN WITNESS WHEREOF, American Express Receivables Financing
Corporation II has caused this Power of Attorney to be executed in its name by its President and its corporate seal to be affixed and attested by its Secretary, and the undersigned officers and directors have hereunto set their hand as of the 24th day of March 1997.

                    AMERICAN EXPRESS RECEIVABLES
                    FINANCING CORPORATION II


                    By:/s/    Leslie R. Scharfstein
                       ----------------------------
                       Name:  Leslie R. Scharfstein
                       Title: President


Attest:

/s/ Carol V. Schwartz
-----------------------
    Carol V. Schwartz
    Assistant Secretary





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Signature                       Title


/s/ John D. Koslow             Director
-------------------------
    John D. Koslow


/s/ Jay B. Stevelman           Director
-------------------------
    Jay B. Stevelman


/s/ Donald J. Puglisi          Director
-------------------------
    Donald J. Puglisi


/s/ Leslie R. Scharfstein      President
-------------------------     (Principal Executive Officer)
    Leslie R. Scharfstein


/s/ Ellen J. Casey             Vice President and Treasurer
-------------------------      (Principal Finance Officer and
    Ellen J. Casey             Principal Accounting Officer)